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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 1995

                           FRONTIER CORPORATION
          (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
- ------   ------------

     Frontier Corporation ("Frontier") and WCT Communications, Inc. ("WCT") today announced that they have finalized and signed the definitive agreement on the renegotiated terms of Frontier's acquisition of WCT.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                       Frontier Corporation
                                           (Registrant)



Dated:  February 27, 1995             By:/s/ Barbara J. LaVerdi
                                         -------------------------
                                         Barbara J. LaVerdi
                                         Assistant Secretary
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                               EXHIBIT INDEX



Exhibit Number      Description
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     99             Press Release dated      Filed herewith
                    February 27, 1995
                    regarding finalization
                    of definitive agreement
                    for the acquisition of WCT
                    Communications, Inc.